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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                               ---------------

Date of Report (Date of earliest event reported): March 16, 1995


                     UNION TEXAS PETROLEUM HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                  1-9019                    76-0040040
(State or other             (Commission              (I.R.S. Employer
 jurisdiction               File Number)            Identification No.)
of incorporation)


                1330 Post Oak Boulevard, Houston, Texas  77056
             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (713) 623-6544

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Item 5.     Other Events.
            ------------

        Union Texas Petroleum Holdings, Inc. filed with the Securities and Exchange Commission ("Commission") on March 15, 1994 a Registration Statement (33-52683), which became effective on May 27, 1994, for $200,000,000 aggregate principal amount of debt securities registered for offering under the Securities Act of 1933 on a continuous or delayed basis pursuant to the provisions of Rule 415. A form of underwriting agreement and calculation of ratio of earnings to fixed charges are filed as exhibits herewith and incorporated by reference hereto and to such Registration Statement.


        The information set forth in the press release of the Registrant dated March 16, 1995, regarding the acquisition of a 15% working interest in five and a half blocks in the Porcupine Basin situated offshore Ireland, is incorporated herein by reference.



Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits:

Exhibit
Number               Description
- ------               -----------
 1.1          Form of Underwriting Agreement.

12.1          Calculation of Ratio of Earnings to Fixed Charges.

99.1          Press release dated March 16, 1995.



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                                  Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UNION TEXAS PETROLEUM
                                     HOLDINGS, INC.


                                   By:  /s/ NEWTON W. WILSON, III
                                       --------------------------
                                            NEWTON W. WILSON, III
                                               General Counsel,
                                        Vice President-Administration
                                                and Secretary

Date:   March 16, 1995

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                              INDEX TO EXHIBITS


Exhibit
Number               Description
- ------               -----------
 1.1          Form of Underwriting Agreement.

12.1          Calculation of Ratio of Earnings to Fixed Charges.

99.1          Press release dated March 16, 1995.